UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)


FILED  BY  THE  REGISTRANT   /X/

FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT  / /

CHECK  THE  APPROPRIATE  BOX:


/ /   PRELIMINARY  PROXY  STATEMENT
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY ( AS PERMITTED BY RULE 14A-6 (E) (2) )
/X/   DEFINITIVE  PROXY  STATEMENT
/ /   DEFINITIVE  ADDITIONAL  MATERIALS

/ /   SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-11  (C)  OR  RULE  14A-12

                            COMMUNITY WEST BANCSHARES

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX)  :

/X/   NO  FEE  REQUIRED.

/ /   FEE COMPUTED ON TABLE BELOW PER  EXCHANGE ACT RULES 14A-6(I) (1) AND 0-11.

     (1)   TITLE  OF  EACH  CLASS  OF  SECURITIES  TO WHICH TRANSACTION APPLIES:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   TOTAL  FEE  PAID:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS.

/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     (1)   AMOUNT  PREVIOUSLY  PAID
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NUMBER:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   FILING  PARTY:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   DATE  FILED:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            COMMUNITY WEST BANCSHARES
                                 445 Pine Avenue
                          Goleta, California 93117-3474
                            Telephone: (805) 692-5821

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2007

     NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders (Meeting) of Community West Bancshares (Company) will be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, on Thursday, May 24, 2007, at 6:00 P.M. Pacific Daylight Time, for the purpose of considering and voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors of the Company (Board) to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

               Robert H. Bartlein     William R. Peeples
               Jean W. Blois          James R. Sims, Jr.
               John D. Illgen         Kirk B. Stovesand
               Lynda J. Nahra         C. Richard Whiston

     2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, to approve an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the eight nominees for election.

     The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting and shareholders are encouraged to read it in its entirety.

     The Board has fixed the close of business on March 30, 2007 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board. All proposals set forth above are proposals of the Company. It is expected that these materials will be mailed to shareholders on or about April 13, 2007.

     The Bylaws of the Company provide for the nomination of Directors in the following manner:

     "Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected."

     SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THE MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS SUCH A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING PRIOR TO THE MEETING A PROPERLY EXECUTED PROXY BEARING A LATER DATE OR BY BEING PRESENT AT THE MEETING AND ELECTING TO VOTE IN PERSON BY ADVISING THE CHAIRMAN OF THE MEETING OF SUCH ELECTION.

     PLEASE  INDICATE  ON  THE  PROXY  WHETHER  OR  NOT YOU EXPECT TO ATTEND THE
MEETING  SO  THAT  THE  COMPANY  CAN  ARRANGE  FOR  ADEQUATE  ACCOMMODATIONS.

                                        By Order of the Board of Directors,

                                        John D. Illgen, Secretary

Dated: April 6, 2007
Goleta, California

                           ANNUAL REPORT ON FORM 10-K

     COPIES OF THE COMPANY'S 2006 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON REQUEST TO: CHARLES G. BALTUSKONIS, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMMUNITY WEST BANCSHARES, 445 PINE AVENUE, GOLETA, CA 93117-3474, TELEPHONE (805) 692-5821, ON THE COMPANY'S WEBSITE AT WWW.COMMUNITYWEST.COM AND ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV.

                            COMMUNITY WEST BANCSHARES
                                 445 PINE AVENUE
                          GOLETA, CALIFORNIA 93117-3474

                            ------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2007

                            ------------------------

                       SOLICITATION AND VOTING OF PROXIES

     Community West Bancshares (Company or CWBC) is furnishing this Proxy Statement to its shareholders in connection with the solicitation by the Board of Directors (Board) of proxies to be used at the Annual Meeting (Meeting) of Shareholders, to be held on Thursday, May 24, 2007 at 6:00 P.M. PDT at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, and at any and all adjournments and postponements thereof. The designated proxyholders (Proxyholders) are members of the Company's management. Only shareholders of record (shareholders) on March 30, 2007 (Record Date) are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card (Proxy) first will be mailed to shareholders on or about April 13, 2007. The Company's Annual Report to Shareholders, including consolidated financial statements for the year ended December 31, 2006, accompanies this Proxy Statement.

     Regardless of the number of shares of Common Stock of the Company (Common Stock) owned, it is important that the holders of a majority of shares be represented by proxy or be present in person at the Meeting. Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are to indicate their vote in the spaces provided on the Proxy. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR ALL NOMINEES" FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Board.

     Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders, the Board knows of no additional matters that will be presented for consideration at the Meeting. Execution of a Proxy, however, confers to the designated Proxyholders discretionary authority to vote the shares in accordance with the recommendations of the Board on such other business, if any, which may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.

     You may revoke your Proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the record holder to vote personally at the Meeting.

     The  following  matters  will  be considered and voted upon at the Meeting:

     1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors of the Company to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

               Robert H. Bartlein     William R. Peeples
               Jean W. Blois          James R. Sims, Jr.
               John D. Illgen         Kirk B. Stovesand
               Lynda J. Nahra         C. Richard Whiston

     2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, approving an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the eight nominees for election.

     This solicitation of proxies is being made by the Board. The expense of solicitation of proxies for the Meeting will be borne by the Company. It is anticipated that proxies will be solicited primarily through the use of the mail. Proxies may also be solicited personally or by telephone by Directors, officers and employees of the Company, and its wholly-owned subsidiary, Community West Bank (CWB), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. The total estimated cost of the solicitation is $11,000.

                                VOTING SECURITIES

     The securities that may be voted at the Meeting consist of shares of Common Stock. The close of business on March 30, 2007 has been fixed by the Board as the Record Date for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,846,868 shares. Each shareholder is entitled to one vote, in person or by proxy, for each share as of the Record Date, except that in the election of Directors, each shareholder has the right to cumulate votes provided that the candidates' names have been properly placed in nomination prior to commencement of voting and a shareholder has given notice of their intention to cumulate votes prior to commencement of voting. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of shares of Common Stock held by that shareholder, or to distribute such votes among as many candidates as the shareholder deems fit. The Company is soliciting authority to cumulate votes in the election of Directors, and the enclosed Proxy grants discretionary authority for this purpose. The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.

     Of the shares of Common Stock outstanding on the Record Date, 1,037,703 shares of Common Stock (17.75%) of the issued and outstanding shares of Common Stock were beneficially owned by Directors and executive officers of the Company. Such persons have informed the Company that they will vote "FOR" the election of the nominees to the Board. Under California law and the Company's Bylaws, a quorum consists of the presence in person or by proxy of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of Directors) voted on by shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required. Abstentions and broker non-votes will be included in the number of shares present at the Meeting and entitled to vote for the purpose of determining the presence of a quorum. Accordingly, in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. Abstentions and broker non-votes do not have the effect of votes in opposition to any nominee for election of Director.

     If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board nominees.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE
                                    OFFICERS

     The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by persons (other than depositories) known to the Company to own more than 5% of the Company's outstanding Common Stock, by the Company's Directors and executive officers, and by all Directors and executive officers of the Company as a group. Management is not aware of any change in control of the Company that has occurred since January 1, 2006, or any arrangement that may, at a subsequent date, result in a change in control of the Company.

     Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117.

---------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF SHARES OF    NUMBER OF SHARES   PERCENT OF CLASS
                                                       COMMON STOCK       SUBJECT TO VESTED     BENEFICIALLY
                    NAME AND TITLE                 BENEFICIALLY OWNED(1)   STOCK OPTIONS(2)       OWNED(2)
-------------------------------------------------  ---------------------  ------------------  -----------------
CHARLES G. BALTUSKONIS, Executive Vice President            18,600               7,000                  *
  and Chief Financial Officer, CWBC and CWB
-------------------------------------------------  ---------------------  ------------------  -----------------
ROBERT H. BARTLEIN, Director, Chairman of the              135,762              13,545               2.55%
  Board, CWB
-------------------------------------------------  ---------------------  ------------------  -----------------
JEAN W. BLOIS, Director                                     56,824              15,099               1.23%
-------------------------------------------------  ---------------------  ------------------  -----------------
CYNTHIA M. HOOPER, Senior Vice President, CWB(3)             5,225              17,000                  *
-------------------------------------------------  ---------------------  ------------------  -----------------
JOHN D. ILLGEN, Director                                    42,816              25,099               1.16%
-------------------------------------------------  ---------------------  ------------------  -----------------
INVESTORS OF AMERICA, LIMITED PARTNERSHIP AND            1,334,672                   -              22.83%
  FIRST BANKS, INC.(4)
-------------------------------------------------  ---------------------  ------------------  -----------------
BERNARD R. MERRY, Senior Vice President, CWB(3)                  -              21,500                  *
-------------------------------------------------  ---------------------  ------------------  -----------------
LYNDA J. NAHRA, Director, President and Chief               18,330              60,500               1.33%
  Executive Officer, CWBC and CWB
-------------------------------------------------  ---------------------  ------------------  -----------------
WILLIAM R. PEEPLES, Director, Chairman of the              726,656                   -              12.43%
  Board, CWBC(5)
-------------------------------------------------  ---------------------  ------------------  -----------------
JAMES R. SIMS, JR., Director                                25,245              25,099                .86%
-------------------------------------------------  ---------------------  ------------------  -----------------
KIRK B. STOVESAND, Director                                  2,600               5,000                  *
-------------------------------------------------  ---------------------  ------------------  -----------------
WILLIAM VIANI, Executive Vice President, CWB                 8,000               9,000                  *
-------------------------------------------------  ---------------------  ------------------  -----------------
C. RICHARD WHISTON, Director                                 2,870               5,000                  *
-------------------------------------------------  ---------------------  ------------------  -----------------
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP          1,037,703             165,342              20.01%
  (10 in number)(3)
---------------------------------------------------------------------------------------------------------------

*     Less  than  .5%
     (1) Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options and outstanding warrants. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.
     (2) Shares subject to options held by Directors or executive officers that are exercisable within 60 days after the Record Date (vested) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.
     (3) This person is not a named executive officer, but is a key officer of the Company. As such, shares are not included in the line totals for "All Directors and Executive Officers as a Group".
     (4)     Address  is:  135  North  Meramec,  Clayton,  MO  63105.
             Total shares include 568,696 in name of Investors of America, Limited Partnership and 765,976 in name of First Banks, Inc.
     - The securities owned by First Banks, Inc. may be deemed to be indirectly owned by Investors of America, Limited Partnership, First Securities America, Inc., General Partner. Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities
     America, Inc. and First Banks, Inc. Investors of America, Limited Partnership disclaims beneficial ownership of these securities.
     - The securities owned by Investors of America, Limited Partnership may be deemed to be indirectly owned by First Banks, Inc. Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc., the General Partner of Investors of America, Limited Partnership, and First Banks, Inc. First Banks, Inc.
     disclaims  beneficial  ownership  of  these  securities.
     (5) Includes 173,922 shares held by Mr. Peeples' spouse, concerning which Mr. Peeples disclaims beneficial ownership.

PROPOSAL 1

                              ELECTION OF DIRECTORS

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The Company's Bylaws provide that the authorized number of Directors shall be not less than six nor more than 11, with the exact number of Directors fixed from time to time by resolution of a majority of the Board or by resolution of the shareholders. The number of Directors is currently fixed at eight.

     At the Meeting, eight persons will be elected to serve as Directors of the Company until the 2008 Annual Meeting and until their successors are elected and have qualified. The eight persons named below, all of whom are currently Directors of the Company, have been nominated by the Board for re-election. A Proxy that is submitted with the instruction "AUTHORITY GIVEN" or without instructions will be voted in such a way as to effect the election of all eight nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a Director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. Each nominee has consented to being named in the Proxy Statement and has agreed to serve as a member of the Board, if elected. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     Pursuant to Nasdaq Stock Market (NASD) Rule 4200 (a) (15), the Board has made an affirmative determination that the following members of the Board are "independent" within the meaning of such rule: Robert H. Bartlein, Jean W. Blois, John D. Illgen, William R. Peeples, James R. Sims, Jr., Kirk B. Stovesand and C. Richard Whiston. As such, pursuant to NASD Rule 4350 (c) (1), a majority of the members of the Board and all the members of the Audit Committee are "independent" as so defined.

     The  following  persons  have  been  nominated  for  election by the Board:

               Robert H. Bartlein     William R. Peeples
               Jean W. Blois          James R. Sims, Jr.
               John D. Illgen         Kirk B. Stovesand
               Lynda J. Nahra         C. Richard Whiston

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

INFORMATION  ABOUT  THE  NOMINEES

ROBERT  H.  BARTLEIN  (AGE  59)

     Mr. Bartlein has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of CWB since 1989. Mr. Bartlein serves on CWBC's Nominating and Corporate Governance Committees and is Chairman of the Board of CWB, Chairman of the Loan Committee and a member of the Personnel / Compensation, Executive, Legal and Management Succession Committees. He is President and CEO of Bartlein & Company, Inc., founded in 1969, which is a property management company with four California offices. He is a graduate of the University of Wisconsin - Madison, with a degree in Finance, Investments and Banking, and did post-graduate study at the University of Wisconsin - Milwaukee. Mr. Bartlein is past President and Director of the American Lung Association of Santa Barbara and Ventura Counties.

JEAN  W.  BLOIS  (AGE  79)

     Mrs. Blois has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. She is Chairman of CWB's Personnel / Compensation Committee and a member of the Asset / Liability Committee. She co-founded Blois Construction, Inc. and served in a financial capacity before retirement. She formed her own consulting firm, Jean to the Rescue. Mrs. Blois graduated with a BS from the University of California, Berkeley. She served as a Trustee of the Goleta Union School District for 13 years, a Director of the Goleta Water District for 10 years, is currently Mayor and council member for the City of Goleta and, in 2005, served her first term as Goleta Mayor.

JOHN  D.  ILLGEN  (AGE  62)

     Mr. Illgen has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. He is Secretary of the Board of CWBC and a member of CWBC's Nominating and Corporate Governance Committee and Chairman of CWB's Asset / Liability Committee and a member of the Personnel / Compensation and Compliance Committees. Mr. Illgen is a Vice President and a Director of
Northrop Grumman Simulation Technologies (NGC). He was Founder (1988), President and Chairman of Illgen Simulation Technologies, Inc. until its merger with NGC in December 2003. Mr. Illgen is a Director of the National Defense Industry Association and appears on General Alexander Haig's "World Business Review" as an industry expert in information systems, modeling and simulation. Mr. Illgen is an honorary member of the Santa Barbara Scholarship Foundation Board and a Past President of Goleta Rotary Club.

LYNDA  J.  NAHRA  (AGE  56)

     Ms. Nahra has been President and Chief Executive Officer of CWB since 2000, and of CWBC since February 2004, after serving in various positions of increasing responsibility for CWB since 1997. Ms. Nahra is a member of CWB and CWBC's Boards and serves on CWB's Loan, Asset / Liability, Compliance, Management Succession and Disclosure Committees. Her banking career began in 1970 with Bank of America and her banking experience has included management positions in operations, consumer and commercial lending, sales, private banking and corporate banking. Ms. Nahra serves as: a Director of Women's Economic Ventures, the Girl Scouts of Tres Condados and Partners in Education; a Trustee for the Sansum-Santa Barbara Medical Foundation Clinic; a Finance Committee member for the Goleta Montessori Center School; and, a member of Montecito Rotary Club. Ms. Nahra's educational background is from California Western University in San Diego and Pacific Coast Banking School.

WILLIAM  R.  PEEPLES  (AGE  64)

     Mr. Peeples is Chairman of the Board of CWBC and a founder and Director of CWB since 1989. Mr. Peeples is Chairman of CWBC's Audit and Nominating and Corporate Governance Committees and serves on CWB's Executive, Loan, Personnel / Compensation and Management Succession Committees. Mr. Peeples served in various financial capacities, including President and Chief Financial Officer of Inamed Corporation from 1985 to 1987. He also was a founder and Chief Financial Officer of Nusil Corporation and Imulok Corporation from 1980 to 1985. Mr. Peeples has been active as a private investor and currently serves as Managing General Partner of two real estate partnerships. Mr. Peeples holds a BBA from the University of Wisconsin - Whitewater, and an MBA from Golden Gate University, Air Force on-base program.

JAMES  R.  SIMS  JR.  (AGE  71)

     Mr. Sims has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. Mr. Sims serves on CWBC's Audit Committee and CWB's Compliance Committee. Mr. Sims is a real estate broker whose career began in 1970 in Santa Barbara. He is a past President of the Santa Barbara Board of Realtors, Chairman of the Multiple Listing Service and served as Regional Vice President of the California Association of Realtors. Mr. Sims served on the Santa Barbara Coastal Housing Association seeking affordable housing and he developed three Residential Care Facilities for the elderly in Camarillo that he operated until his retirement in 2000.

KIRK  B.  STOVESAND  (AGE  44)

     Mr. Stovesand has been a member of the Board of CWBC and CWB since May 2003. Mr. Stovesand serves on CWBC's Audit Committee and CWB's Asset /
Liability Committees and is Secretary of CWB's Board. He is a partner of Walpole & Co., founded in 1974, which is a Certified Public Accounting and Consulting firm. Mr. Stovesand has served on the boards of both for-profit and not-for-profit organizations. He is a graduate of the University of California Santa Barbara with a degree in Business Economics. Mr. Stovesand received a Masters Degree in Taxation from Golden Gate University and a Master Certificate in Global Business Management from George Washington University. He is a Certified Financial Planner, certified in mergers and acquisitions, and a member of the American Institute of Certified Public Accountants.

C.  RICHARD  WHISTON  (AGE  70)

     Mr. Whiston has been a member of the Board of CWBC and CWB since June 2004. He serves on CWBC's Audit Committee and on CWB's Loan and Compliance Committees. Mr. Whiston was a partner in the Santa Barbara law firm of Mullen, McCaughey & Henzell. He served from 1983 to 1985 as Principal Deputy General Counsel and as Chief of Legal Services, U.S. Army, and later returned to private practice of law. Mr. Whiston was appointed as Principal Deputy Assistant Secretary of the Army for Manpower and Reserve Affairs in July 2001, and as Special Assistant to the Secretary of the Army from October 2001 to August 2003. He received a BA and a JD from the University of California, Berkeley and served in the U.S. Army as a commissioned officer. He currently serves as a member of the Westmont Foundation.

     None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the Directors and executive officers of the Company, acting within their capacities as such. The Company knows of no family relationships between the Directors and executive officers of the Company, nor do any of the Directors or executive officers of the Company serve as Directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 (Exchange Act) or any investment company registered under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

EXECUTIVE  AND  CERTAIN  OTHER  KEY  OFFICERS  (not  members  of  the  Board)

     The following sets forth, as of the Record Date, the names and certain other information concerning executive and certain other key officers of the Company, in addition to the executive officer who is nominated for election as a Director and whose biographical information is provided above.

CHARLES  G.  BALTUSKONIS  (AGE  56)

     Mr. Baltuskonis, Executive Vice President and Chief Financial Officer of CWBC and CWB, has been with the Company since November 2002. He served as Senior Vice President and Chief Accounting Officer of Mego Financial Corporation from 1997 to 2002, and Senior Vice President and Controller of TAC Bancshares from 1995 to 1997. Prior to that, he was Chief Financial Officer of F&C Bancshares and of First Coastal Corporation and a Senior Manager with the public accounting firm of Ernst & Young, specializing in services to financial institutions. Mr. Baltuskonis is a certified public accountant; a member of the American Institute of Certified Public Accountants, Financial Managers Society and the Board of Directors of Goleta Valley Chamber of Commerce; and, holds a BS from Villanova University.

CYNTHIA  M.  HOOPER  (AGE  44)

     Ms. Hooper, Senior Vice President, SBA Lending, has been with CWB since 1989. She started at CWB in commercial lending and currently manages the SBA underwriting and processing unit, which underwrites and processes loans as a national Preferred Lender in ten states. Prior to serving at CWB, she was in commercial lending at City Commerce Bank. Ms. Hooper is a member of the National Association of Government Guaranteed Lenders and has served as a Director of the Goleta Valley Chamber of Commerce.

BERNARD  R.  MERRY  (AGE  59)

     Mr. Merry, Senior Vice President, Mortgage, has been with CWB since 1998. His CWB roles have included HUD Administrator and head of Alternative Mortgage Products. He was named Mortgage Division Manager in November 2001. Currently, Mr. Merry oversees CWB's Retail and Wholesale Mortgage Departments. He formerly was a Vice President for ITT Financial Services for 24 years managing their West Coast Broker Division and California Real Estate Collection Department. Mr.
Merry worked as a consultant for Option One Mortgage Corporation and as Assistant Vice President for Cityscape Mortgage Corporation, opening its Western States operation.

WILLIAM  VIANI  (AGE  59)

     Mr. Viani, Executive Vice President and Credit Administrator of CWB, has been with the Company since 1996. He has held various positions with CWB, most recently Senior SBA Loan Officer. Mr. Viani began his banking career with Crocker National Bank and his experience includes commercial credit, special assets and corporate banking. From 1993 to 1996, he was with El Camino National Bank, serving as President and Chief Executive Officer from 1995 to 1996. From 1988 to 1993, he was Senior Lending Officer with Ventura County National Bank. Mr. Viani is a member of Risk Management Associates and holds a BS in Economics from Loyola University and an MA from the University of Southern California.

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

MEETINGS  AND  COMMITTEES

     The Board met 13 times (12 regular meetings and one special meeting) during the year ended December 31, 2006, and had the following standing committees that met during the year: Audit Committee, Personnel / Compensation Committee and Nominating and Corporate Governance Committee. In addition, the Company's Directors served on the Board of Directors of CWB, including the various committees established by that subsidiary. During 2006, none of the Company's Directors attended less than 75% of the Company's Board meetings and meetings of committees on which they served. All Board members attended the 2006 Annual Meeting of Shareholders.

     The Audit Committee is composed of four independent Directors: Messrs. Peeples, Sims, Stovesand and Whiston. This Committee is responsible for review of all internal and external examination reports and selection of the Company's independent auditors. The Audit Committee met five times during 2006.

     The Nominating and Corporate Governance Committee is composed of three independent Directors: Messrs. Peeples, Bartlein and Illgen. The Committee is responsible for recommendations regarding the Board's composition and structure and policies and processes regarding overall corporate governance. The Committee met one time during 2006.

     The  Personnel  /  Compensation  Committee  is composed of four independent
Directors: Mrs. Blois and Messrs. Bartlein, Illgen and Peeples. The Committee is responsible for determining executive compensation. This Committee met two times during 2006.

SHAREHOLDER  COMMUNICATION  WITH  DIRECTORS

     Shareholders  may  communicate  directly  with  the  Board  by  writing to:

     William R. Peeples, Chairman of the Board of Directors Community West Bancshares
     445  Pine  Avenue
     Goleta,  CA  93117-3474

AUDIT  COMMITTEE  REPORT

     The Report of the Audit Committee of the Board shall not be deemed filed under the Securities Act of 1933 (Securities Act) or under the Exchange Act.

     The Board maintains an Audit Committee comprised of four of the Company's Directors, who each met the independence and experience requirements of NASD
Rule 4200 (a) (15). The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company. The Audit Committee operates under a written charter, which was last amended on December 16, 2004 and last ratified on December 21, 2006, and is assessed annually for adequacy by the Audit Committee. A copy of the Charter is included as Appendix A to the Company's 2005 Proxy Statement, as filed with the SEC on April 13, 2005, and is available at www.sec.gov.

     Based on the attributes, education and experience requirements required by NASD Rule 4350 (d) (2) (A), the requirements set forth in section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board has identified William R. Peeples as an "Audit Committee Financial Expert" as defined under
Item  407  (d)  (5) of Regulation S-K, and has determined him to be independent.

     Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

     - Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2006; and

     - Obtained from management their representation that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

     The Company's independent auditors, Ernst & Young LLP (Ernst), are responsible for performing an audit of the Company's financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

     - Discussed with Ernst the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and Section 204 of the Sarbanes-Oxley Act of 2002; and

     - Received and discussed with Ernst the written disclosures and the letter from Ernst required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2006 was compatible with their independence.

     In addition, the Company received a letter from Ernst to the effect that Ernst's audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Ernst personnel working on the audit and the availability of national office consultation.

     In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are independent.

     Based upon the reviews and discussions described above, and the report of Ernst, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

                                        THE  AUDIT  COMMITTEE

                                        William R. Peeples, Chairman
                                        James R. Sims, Jr.
                                        Kirk B. Stovesand
                                        C. Richard Whiston

Dated:  March  22,  2007

NOMINATING  AND  CORPORATE  GOVERNANCE  COMMITTEE

     The Company's Nominating and Corporate Governance Committee (NCGC Committee) was established in February 2004 and the committee charter (Charter) was approved. The latest version was approved in December 2006 and is attached as Appendix A to this Proxy Statement. The NCGC Committee, consisting of three independent Directors, makes recommendations to the Board regarding the Board's composition and structure, nominations for elections of Directors and policies and processes regarding principles of corporate governance to ensure the Board's compliance with its fiduciary duties to the Company and its shareholders. The NCGC Committee reviews the qualifications of, and recommends to the Board, candidates as additions, or to fill Board vacancies, if any were to occur during the year.

     The NCGC Committee will consider, as part of its nomination process, any Director candidate recommended by a shareholder of the Company who follows the procedures in this Proxy Statement shown under the heading "2008 Shareholder Proposals" set forth below. The NCGC Committee will follow the processes in the Charter when identifying and evaluating overall Board composition and individual nominees to the Board.

     Additional information regarding (i) the NCGC Committee's policy with regard to the consideration of any Director candidates recommended by security holders and related procedures to be followed by security holders in submitting such recommendations, (ii) minimum qualifications of Director candidates, and
(iii) the NCGC Committee's process for identifying and evaluating nominees for Directors, is incorporated herein by reference to the Charter.

PERSONNEL  /  COMPENSATION  COMMITTEE

     The Personnel / Compensation Committee (PCC) is responsible for reviewing and approving the Company's overall compensation and benefit programs and for administering the compensation of the Company's executive and senior officers. There currently is no formal charter enumerating the PCC's functions and objectives.

     The PCC's functions and objectives are: (i) to determine the competitiveness of current base salaries, annual and long-term incentives relative to specific competitive markets for the President and Chief Executive Officer and other senior management; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board in its role in establishing objectives regarding executive compensation. The PCC's overall compensation philosophy is as follows: (i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

PERSONNEL  /  COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The PCC is composed of four Directors: Mrs. Blois and Messrs. Bartlein, Illgen and Peeples, none of whom served as an officer of the Company or of its subsidiaries. The Company's executive officers have represented to the Company that none of them served on the Board or PCC Committee, or in an equivalent capacity, of another entity.

PERSONNEL  /  COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The PCC has submitted the following report for inclusion in this Proxy Statement.

     The PCC has reviewed and discussed the Compensation Discussion and Analysis
(CDA) contained in this Proxy Statement with management. Based on the PCC's review of and the discussions with management with respect to the CDA, the PCC recommended to the Board of Directors that the CDA be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

     The foregoing report is provided by the following Directors, who constitute the PCC.

                                        THE PERSONNEL / COMPENSATION COMMITTEE

                                        Jean W. Blois, Chairman
                                        Robert H. Bartlein
                                        John D. Illgen
                                        William R. Peeples

Dated:  November  16,  2006

     The foregoing report of the PCC of the Board is deemed to be furnished under the Securities Act and under the Exchange Act.

                                  COMPENSATION

COMPENSATION  DISCUSSION  AND  ANALYSIS  (CDA)

     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards and, when deemed appropriate, stock option awards, as well as benefits under employee benefit plans. Salary levels recommended by the PCC are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The PCC generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies.

     An outside consultant was retained to survey compensation levels at similar companies and to make recommendations as to salaries, bonuses and benefits provided to senior management. In addition, the consultant assisted the PCC in developing a compensation strategy as follows:

     1. A base salary commensurate with similar companies and designed to compensate executives for expected day-to-day performance.
     2.   An  annual  bonus  paid  for  superior  performance.
     3. Long-term incentives in the form of deferred compensation and stock options.
     4.   Benefits  commensurate  with  similar  companies.

     In establishing executive compensation for Lynda J. Nahra, the Chief Executive Officer of CWBC and CWB, the PCC considered the overall financial condition of the Company, profitability, asset quality, compliance with rules and regulations and compensation provided to those in a similar capacity at competing companies. The PCC used both quantitative and qualitative criteria in determining Ms. Nahra's compensation. Ms. Nahra's compensation includes:

     1.   A  base  salary  which  is  reviewed  annually.

     2. An annual bonus, at the discretion of the Board, which is determined near the end of each calendar year based on her performance and the performance of the Company during the year.
     3. An award of the option to purchase 5,000 shares of CWBC stock is to be given in January of each year from 2007 to 2009 with the exercise price to be the market price on the date the options are granted.
     4. Deferred compensation of $100,000 (two equal installments on December 31, 2006 and March 31, 2007) plus $2,000 per month from January 1, 2007, plus interest accruing at the same rate as paid on six-month certificates of deposit. Said deferred compensation is to be paid after age 66 and is forfeited if Ms. Nahra's employment ends prior to her 65th birthday.
     5. Other compensation in the form of a home office allowance, country club membership and those benefits provided to all company employees.

     The PCC believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

EXECUTIVE  COMPENSATION

     The following table sets forth, for the year ended December 31, 2006, the compensation information for the Company's Chief Executive Officer and the other four most highly compensated executive officers (collectively, the Named Executive Officers) and other key officers (Other Key Officers) serving the Company in 2006.

-------------------------------------------------------------------------------------------------------------------
                                                                              CHANGE TO
                                                                            PENSION VALUE
                                                                                 AND
                                                                            NONQUALIFIED
    NAME AND                                       OPTION     NON-EQUITY      DEFERRED       ALL OTHER
    PRINCIPAL                             STOCK    AWARDS   INCENTIVE PLAN  COMPENSATION    COMPENSATION
    POSITION     YEAR   SALARY    BONUS   AWARDS    (1)      COMPENSATION     EARNINGS          (2)         TOTAL
---------------  ----  --------  -------  ------  --------  --------------  -------------  --------------  --------
LYNDA J. NAHRA,  2006  $225,000  $90,000       -  $17,410                -              -  $      30,021   $362,431
President and
Chief Executive
Officer, CWBC
and CWB
---------------  ----  --------  -------  ------  --------  --------------  -------------  --------------  --------
CHARLES G.       2006   166,667   45,000       -   12,761                -              -          4,188    228,616
BALTUSKONIS,
Executive Vice
President and
Chief Financial
Officer, CWBC
and CWB
---------------  ----  --------  -------  ------  --------  --------------  -------------  --------------  --------
CYNTHIA M.       2006   129,309   11,000       -    6,778                -              -          2,341    149,428
HOOPER, Senior
Vice president,
SBA loans,
CWB
---------------  ----  --------  -------  ------  --------  --------------  -------------  --------------  --------
BERNARD R.       2006   161,252    3,750       -    2,822                -              -          3,319    171,143
MERRY, Senior
Vice President,
Mortgage
Division
Manager, CWB
---------------  ----  --------  -------  ------  --------  --------------  -------------  --------------  --------
WILLIAM VIANI,   2006   135,500   10,000       -    6,985                -              -          2,925    155,410
Executive Vice
President and
Credit
Administrator,
CWB
-------------------------------------------------------------------------------------------------------------------

     (1) Column represents the 2006 compensation cost of option awards granted prior to 2006 (there were no 2006 grants), net of the Company's estimate of forfeitures. The grant date fair value of option awards granted was determined in accordance with Statement of Financial Accounting Standards No. 123R (SFAS
123R) and is recognized as compensation cost over the requisite service period. The terms of the 1997 and 2006 Plans are described in

"Employment Arrangements and Other Factors Affecting 2006 Compensation". Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model. See the Company's Annual Report on Form 10-K, at Note 8 to the Company's Financial Statements for the year ended December 31, 2006, regarding the Company's adoption of SFAS 123R, effective January 1, 2006, and its implementation of the new accounting standard and valuation of awards.
     (2) Column represents 401(k) Company match for all executives. For Ms. Nahra, column includes $13,500 Company contribution under former deferred compensation plan, $6,321 401(k) Company match, and $500 per month rent subsidy to a Company owned by a relative of Ms. Nahra and country club dues of $4,200.

                                  NON-QUALIFIED DEFERRED COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                    Executive          Registrant                           Aggregate      Aggregate Balance
                 Contributions in   Contributions in       Aggregate       Withdrawals      at December 31,
   OFFICERS(1)         2006             2006(2)        Earnings in 2006   /Distributions        2006(3)
---------------  ----------------  ------------------  -----------------  --------------  -------------------
LYNDA J. NAHRA                  -  $          13,500   $           1,830               -  $           45,071
-------------------------------------------------------------------------------------------------------------

     (1) Ms. Nahra is the sole employee who has a deferred compensation plan. If Ms. Nahra's employment terminates for any reason, the balance in this account will be paid as a lump-sum distribution within 15 calendar days. The plan was replaced by a new agreement as of January 1, 2007, which is described herein. There will be no further CWB contributions; however, the plan will continue to earn interest credits until Ms. Nahra's employment termination.
     (2) Through December 31, 2006, CWB contributions were made to Ms. Nahra's plan at 6% of her annual salary. Earnings were credited monthly to the plan at the then-current CWB six-month certificate of deposit rate. This amount is included in the "Summary Compensation Table - All Other Compensation" column.
     (3) Amounts of $11,331 and $10,731, respectively, were previously reported in the Summary Compensation Table for 2005 and 2004.

GRANTS  OF  PLAN-BASED  AWARDS

     The following table sets forth certain information regarding stock options granted under the 1997 or 2006 Plans by the Company to the Named Executive
Officers  and  Other  Key  Officers  during  2006:

                                               GRANTS OF PLAN-BASED AWARDS TABLE
------------------------------------------------------------------------------------------------------------------------------
                              ESTIMATED FUTURE PAYOUTS   ESTIMATED FUTURE PAYOUTS      ALL
                                   UNDER NON-EQUITY             UNDER EQUITY          OTHER     ALL OTHER
                                INCENTIVE PLAN AWARDS      INCENTIVE PLAN AWARDS      STOCK      OPTION
                              -------------------------  -------------------------   AWARDS;     AWARDS:    EXERCISE   MARKET
                                                                                     NUMBER     NUMBER OF    OR BASE    PRICE
                                                                                       OF      SECURITIES   PRICE OF     ON
                              THRE-                      THRE-                       SHARES    UNDERLYING    OPTION     GRANT
             GRANT  APPROVAL  SHOLD   TARGET   MAXIMUM   SHOLD   TARGET   MAXIMUM   OF STOCK     OPTIONS     AWARDS     DATE
    NAME     DATE     DATE     ($)      ($)      ($)      (#)      (#)      (#)        (#)         (#)         ($)       ($)
-----------  -----  --------  ------  -------  --------  ------  -------  --------  ---------  -----------  ---------  -------
Charles G.    N/A      -        -        -        -        -        -        -         N/A         N/A          -         -
Baltuskonis
-----------  -----  --------  ------  -------  --------  ------  -------  --------  ---------  -----------  ---------  -------
Cynthia M.    N/A      -        -        -        -        -        -        -         N/A         N/A          -         -
Hooper
-----------  -----  --------  ------  -------  --------  ------  -------  --------  ---------  -----------  ---------  -------
Bernard R.    N/A      -        -        -        -        -        -        -         N/A         N/A          -         -
Merry
-----------  -----  --------  ------  -------  --------  ------  -------  --------  ---------  -----------  ---------  -------
Lynda J.      N/A      -        -        -        -        -        -        -         N/A         N/A          -         -
Nahra
-----------  -----  --------  ------  -------  --------  ------  -------  --------  ---------  -----------  ---------  -------
William       N/A      -        -        -        -        -        -        -         N/A         N/A          -         -
Viani
------------------------------------------------------------------------------------------------------------------------------

     N/A - Not Applicable. There were no grants in 2006 of Plan-Based Awards to the Named Executive Officers.

EMPLOYMENT  ARRANGEMENTS  AND  OTHER  FACTORS  AFFECTING  2006  COMPENSATION
----------------------------------------------------------------------------

     EMPLOYMENT  ARRANGEMENTS
     ------------------------

     Except for Ms. Nahra, none of the Named Executive Officers or Other Key Officers has entered into a written employment agreement with the Company. For a description of the material terms of Ms. Nahra's employment agreement, please see "Potential Payments Upon Termination or Change-In-Control - Employment Arrangements for Lynda J. Nahra" herein.

     STOCK  OPTION  PLANS
     --------------------

     In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan (1997 Plan) providing for the issuance, as amended at 2003 Annual Meeting of Shareholders, of up to 1,292,014 option shares. This Plan expired on January 23, 2007.

     On March 23, 2006, the Company's Board adopted the 2006 Stock Option Plan (2006 Plan), and the 2006 Plan was approved by the shareholders at the 2006 Annual Meeting of Shareholders. The 2006 Plan provides for the issuance of up to 500,000 shares of the Company's Common Stock (Common Stock) to Directors, officers and key employees of the Company and CWB. See separate table for grants made to date.

     Eligibility. Full-time employees, officers and Board members of the Company and subsidiaries, including CWB, are eligible to receive awards under the 2006 Plan at the discretion of the Board.

     Plan Term. The 2006 Plan's term commenced on May 25, 2006 and will terminate on March 23, 2016 (subject to early termination is described herein).

Administration. The 2006 Plan is administered by the Board, serving as the "Stock Option Committee", one or more of whom may also be executive officers and therefore may not be deemed to be "independent," as that term is defined in the listing standards of the Nasdaq Stock Market, Inc. Members of the Board receive no additional compensation for their administration of the Plans. Each Director will abstain from approving the grant of any options to himself or herself. Options may be granted only to Directors, officers and key employees of the Company and any subsidiary, including CWB. Subject to the express provisions of the 2006 Plan, the Board is authorized to construe and interpret the 2006 Plan, and make all the determinations necessary or advisable for administration of the 2006 Plan. The full text of the 2006 Plan is available as Appendix A to the Company's Proxy Statement filed with the SEC on April 13, 2006.

     Incentive and Non-Qualified Stock Options. The 2006 Plan provides for the grant of both incentive stock options and non-qualified options. Incentive stock options are available only to persons who are employees of the Company, and are subject to limitations imposed by applicable sections of the Code, including a $100,000 limit on the aggregate fair market value (determined on the date the options are granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the 2006 Plan and all other "incentive stock option" plans of the Company). Any options granted under the 2006 Plan which do not meet the limitations for incentive stock options, or which are otherwise not deemed to be incentive stock options, shall be deemed "non-qualified".

     Amendment and Termination of the 2006 Plan. The 2006 Plan, and all stock options previously granted under the 2006 Plan, shall terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company. However, all options theretofore granted shall become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate, unless provision is made for the assumption or substitution thereof. As a result of this acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable. The Board may at any time suspend, amend or terminate the 2006 Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it shall deem advisable. Certain amendments to the 2006 Plan may also require shareholder approval if such amendment or modification would: (a) materially increase the number of shares of Common Stock which may be issued under the 2006 Plan; (b) materially increase the number of shares of Common Stock which may be issued at any time under the 2006 Plan to all Directors who are not also officers or key employees of the Company; (c) materially modify the requirements as to eligibility for participation in the 2006 Plan; (d) increase or decrease the exercise price of any option granted under the 2006 Plan; (e) increase the maximum term of options provided for in the 2006 Plan; (f) permit options to be granted to any person who is not an eligible participant; or (g) change any provision of the 2006 Plan which would affect the qualification as an incentive stock option under the 2006 Plan. The amendment, suspension or termination of the 2006 Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any outstanding option under the 2006 Plan.

     Adjustments Upon Changes in Capitalization. The total number of shares covered by the 2006 Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to CWBC as provided in the 2006 Plan. Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the 2006 Plan.

HOLDINGS  OF  PREVIOUSLY  AWARDED  EQUITY  OUTSTANDING  EQUITY  AWARDS
----------------------------------------------------------------------

     The following table sets forth certain information, pursuant to SEC rules, regarding stock options outstanding at December 31, 2006 for the Named Executive Officers and Other Key Officers. The following stock options were issued under the 1997 Plan.

                                   OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
-----------------------------------------------------------------------------------------------------------------
                                       OPTION AWARDS                                         STOCK AWARDS
             ---------------------------------------------------------------------  -----------------------------
                                               EQUITY
                                           INCENTIVE PLAN
                             NUMBER OF         AWARDS:
              NUMBER OF      SECURITIES       NUMBER OF                                                 MARKET
              SECURITIES     UNDERLYING      SECURITIES                                                VALUE OF
              UNDERLYING    UNEXERCISED      UNDERLYING                                NUMBER OF       SHARES OF
             UNEXERCISED      OPTIONS        UNEXERCISED      OPTION                SHARES OF STOCK   STOCK THAT
               OPTIONS          (#)           UNEARNED       EXERCISE     OPTION     THAT HAVE NOT     HAVE NOT
                 (#)       UNEXERCISABLE       OPTIONS        PRICE     EXPIRATION       VESTED         VESTED
   NAME      EXERCISABLE        (1)              (#)           ($)         DATE           (#)             ($)
-----------  ------------  --------------  ---------------  ----------  ----------  ----------------  -----------
Charles G.      1,500          1,500              -           $4.58      11/19/12          -               -
Baltuskonis     3,000          4,000              -           $6.50      7/24/13
                4,000          6.000              -           $8.75      2/26/14
-----------  ------------  --------------  ---------------  ----------  ----------  ----------------  -----------
Cynthia M.      4,000            -                -           $6.75      1/27/10           -               -
Hooper          8,000          2,000              -           $4.60      4/26/12
                2,000          3,000              -           $8.75      2/26/14
-----------  ------------  --------------  ---------------  ----------  ----------  ----------------  -----------
Bernard R.      8,000            -                -           $12.50     1/23/08           -               -
Merry           4,000            -                -           $6.75      1/27/10
                2,500            -                -           $5.625     5/22/10
                4,000            -                -           $5.08      4/30/11
                2,000          3,000              -           $8.75      2/26/14
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                         STOCK AWARDS
             ------------------------------------
                                EQUITY INCENTIVE
             EQUITY INCENTIVE     PLAN AWARDS:
               PLAN AWARDS:         MARKET OR
                 NUMBER OF       PAYOUT VALUE OF
              UNEARNED SHARES    UNEARNED SHARES
               THAT HAVE NOT      THAT HAVE NOT
                  VESTED             VESTED
   NAME             (#)                ($)
-----------  -----------------  -----------------

Charles G.           -                  -
Baltuskonis

-----------  -----------------  -----------------
Cynthia M.           -                  -
Hooper

-----------  -----------------  -----------------
Bernard R.           -                  -
Merry



-------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                  OPTION AWARDS                                                   STOCK AWARDS
          ----------------------------------------------------------------  ------------------------------------------------------
                                         EQUITY
                                       INCENTIVE                                                                        EQUITY
                         NUMBER OF        PLAN                                                           EQUITY        INCENTIVE
                         SECURITIES     AWARDS:                                                         INCENTIVE    PLAN AWARDS:
           NUMBER OF     UNDERLYING    NUMBER OF                                           MARKET     PLAN AWARDS:     MARKET OR
           SECURITIES   UNEXERCISED    SECURITIES                            NUMBER OF    VALUE OF      NUMBER OF    PAYOUT VALUE
           UNDERLYING     OPTIONS      UNDERLYING                            SHARES OF    SHARES OF     UNEARNED      OF UNEARNED
          UNEXERCISED       (#)       UNEXERCISED     OPTION                STOCK THAT   STOCK THAT    SHARES THAT    SHARES THAT
            OPTIONS       UNEXER-       UNEARNED     EXERCISE     OPTION     HAVE NOT     HAVE NOT      HAVE NOT       HAVE NOT
              (#)         CISABLE       OPTIONS       PRICE     EXPIRATION    VESTED       VESTED        VESTED         VESTED
  NAME    EXERCISABLE       (1)           (#)          ($)         DATE         (#)          ($)           (#)            ($)
--------  ------------  ------------  ------------  ----------  ----------  -----------  -----------  -------------  -------------
Lynda J.     8,000           -             -          $8.13      12/17/08        -            -             -              -
Nahra     ------------  ------------  ------------  ----------  ----------
             4,000           -             -          $6.75      1/27/10
          ------------  ------------  ------------  ----------  ----------
             3,500           -             -          $5.25      9/28/10
          ------------  ------------  ------------  ----------  ----------
             4,000           -             -          $5.08      4/30/11
          ------------  ------------  ------------  ----------  ----------
             12,000        8,000           -          $4.64      1/23/13
          ------------  ------------  ------------  ----------  ----------
             18,000        12,000          -          $5.23      4/23/13
          ------------  ------------  ------------  ----------  ----------
             5,000           -             -          $6.50      7/24/13
--------  ------------  ------------  ------------  ----------  ----------  -----------  -----------  -------------  -------------
William      6,000         4,000           -          $6.50      7/24/13         -            -             -              -
Viani     ------------  ------------  ------------  ----------  ----------
             2,000         3,000           -          $8.75      2/26/14
----------------------------------------------------------------------------------------------------------------------------------

     (1) Each option grant generally vests 20% on each anniversary of the grant date. Each stock option expires 10 years after the date the stock option was granted.

OPTION  EXERCISES  AND  STOCK  VESTED  DURING  2006
---------------------------------------------------

     The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting during 2006 for the Named Executive Officers and Other Key Officers.

                              OPTION EXERCISES AND STOCK VESTING
----------------------------------------------------------------------------------------------
                                   OPTION AWARDS                       STOCK AWARDS
                        ---------------------------------  -----------------------------------
                        NUMBER OF SHARES
                          ACQUIRED ON     VALUE REALIZED    NUMBER OF SHARES    VALUE REALIZED
        NAME                EXERCISE        ON EXERCISE    ACQUIRED ON VESTING    ON VESTING
----------------------  ----------------  ---------------  -------------------  --------------
Charles G. Baltuskonis       7,500            $70,030               -                 -
----------------------  ----------------  ---------------  -------------------  --------------
Cynthia M. Hooper              -                 -                  -                 -
----------------------  ----------------  ---------------  -------------------  --------------
Bernard R. Merry               -                 -                  -                 -
----------------------  ----------------  ---------------  -------------------  --------------
Lynda J. Nahra               8,000            40,440                -                 -
----------------------  ----------------  ---------------  -------------------  --------------
William Viani                8,000            90,000                -                 -
----------------------------------------------------------------------------------------------

PENSION BENEFITS
----------------

     Excluding any tax-qualified contribution plan and any nonqualified defined contribution plan, none of the Named Executive Officers or Other Key Officers participates in any plan that provides for payments or other benefits at, following, or in connection with retirement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
--------------------------------------------------------

     EMPLOYMENT ARRANGEMENTS FOR LYNDA J. NAHRA
     ------------------------------------------

     Ms. Nahra has an employment contract, effective January 1, 2007. For 2007, Ms. Nahra's annual base salary is $225,000. In addition, she has a deferred compensation account established and maintained at CWB for her benefit. To this account, the Company credited $50,000 on December 31, 2006, and will credit an additional $50,000 on March 31, 2007. In addition, $2,000 per month will also be credited to this account during the term of Ms. Nahra's employment. Monthly interest credits will be earned throughout the term of the agreement at the then-current CWB six-month certificate of deposit rate. No funds in this account will vest prior to the date Ms. Nahra attains age 65, and normal payments would not commence until such time as Ms. Nahra attains age 66, whether or not she is employed by the Company. In the event of a change of control before Ms. Nahra attains age 65, Ms. Nahra will vest 50% of the account balance.

     Ms. Nahra's new contract specifies that, in the event of termination without cause, she would continue to receive salary and benefits plus deferred compensation for a period of three months. Also, the contract contains a change of control (as defined) clause whereby, if she is terminated within one year following such event, she would be entitled to one year base salary.

     Ms. Nahra will be granted options covering 5,000 shares in each of 2007, 2008 and 2009.

     Under Ms. Nahra's former agreement, she also earned a base salary of $225,000 and received 6% of this base salary per annum credited to her deferred compensation plan, plus the monthly interest. The CWB contributions to this old plan were discontinued as of 2007, but interest will continue to be credited until Ms. Nahra's termination. Ms. Nahra is also eligible for an annual bonus at the sole discretion of CWB's Board Personnel / Compensation Committee. For 2006, such bonus amount awarded was $90,000.

     EMPLOYMENT ARRANGEMENTS FOR FORMER CHIEF EXECUTIVE OFFICER AND PRESIDENT
     ------------------------------------------------------------------------

     A former Chief Executive Officer and President of the Company is a party to an Executive Salary Continuation Agreement (ESC) with the Company dated January 1, 1994. The purpose of the ESC was to provide an incentive for the former executive's continuing employment with CWB on a long-term basis. The ESC provides the former executive with a salary continuation benefit of $50,000 per year for 15 years after retirement. Normal retirement under the ESC was age 61. The present value of the contractual liability has been recognized in the Company's audited financial statements. Beginning in March 2004, benefit payments under the ESC commenced.

TREATMENT OF OUTSTANDING STOCK OPTIONS UPON TERMINATION OR CHANGE OF CONTROL
----------------------------------------------------------------------------

     Termination  of Employment or Affiliation.  Under the terms of the 1997 and
     ------------------------------------------
2006 Plans, in the event an optionee ceases to be affiliated with the Company or a subsidiary for any reason other than disability, death or termination for cause, the stock options granted to such optionee will expire at the earlier of the expiration dates specified for the options, or 90 days after the optionee ceases to be so affiliated. During such period after cessation of affiliation, the optionee may exercise the option to the extent it was exercisable as of the date of such termination, and thereafter the option expires in its entirety. If an optionee's stock option agreement so provides, and if an optionee's status as an eligible participant is terminated for cause, the options held by such person will expire 30 days after termination, although the Board may, in its sole discretion, within 30 days of such termination, reinstate the option. If the option is reinstated, the optionee will be permitted to exercise the option only to the extent, for such time, and upon such terms and conditions as if the optionee's status as an eligible participant had been terminated for a reason other than cause, disability or death, as described above.

     Liquidation  or  Change  of  Control.  The  Plans,  and  all  stock options
     -------------------------------------
previously granted under the plans, terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company. However, all options heretofore granted become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate unless provision is made for the assumption or substitution thereof. As a result of the acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable. All options outstanding at the time of completion of the merger(s) will survive and not become immediately exercisable.

     QUANTIFICATION  OF  TERMINATION  PAYMENTS  AND  BENEFITS
     --------------------------------------------------------

     Except for our President and Chief Executive Officer, Lynda J. Nahra, none of our Named Executive Officers are entitled to any payments upon termination of their employment or upon a change-of-control of the Company that would not be available generally to all of our salaried employees. Accordingly, the following table reflects the amount of compensation payable to Ms. Nahra in the event of termination of her employment that would not be available generally to all of our salaried employees. The amount of compensation payable to Ms. Nahra upon termination by the Company without cause, termination by the Company for cause, termination by Ms. Nahra upon the occurrence of certain events (as defined in her employment contract), termination following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to Ms. Nahra upon her retirement. The actual amounts to be paid can only be determined at the time of her separation from the Company.

                         TERMINATION PAYMENTS AND BENEFITS FOR LYNDA J. NAHRA
------------------------------------------------------------------------------------------------------
                                             Employment                        Deferred
                                             Agreement    Life Insurance  Compensation Plan    Total
                                            ------------  --------------  ------------------  --------
Termination by the Company without "Cause"  $ 62,352 (1)       N/A                $-          $62,352
------------------------------------------  ------------  --------------  ------------------  --------
Termination by the Company for "Cause"             -           N/A                -                 -
------------------------------------------  ------------  --------------  ------------------  --------
Termination by Executive on "Other Event"      6,102 (1)       N/A                -             6,102
------------------------------------------  ------------  --------------  ------------------  --------
Change of Control                            231,102 (1)       N/A              25,000        256,102
------------------------------------------  ------------  --------------  ------------------  --------
Death                                              -           N/A              50,000         50,000
------------------------------------------  ------------  --------------  ------------------  --------
Disability                                     6,102 (1)       N/A              24,000         30,102
------------------------------------------------------------------------------------------------------

     N/A - Not Applicable.
     (1) Includes six months health insurance premiums.

PROFIT  SHARING  AND  401(K)  PLAN

     The Company has established a 401(k) plan for the benefit of its employees. Employees are eligible to participate in the plan after three months of consecutive service. Employees may make contributions to the plan under the plan's 401(k) component and the Company may make contributions under the plan's profit sharing component, subject to certain limitations. The Company's contributions were determined by the Board and amounted to $169,000, $147,000 and $137,000, respectively, in 2006, 2005 and 2004.

DIRECTORS'  COMPENSATION

     CWB's non-employee Directors are paid for attendance at Board meetings at the rate of $1,000 for each regular Board meeting and $200 for each committee meeting. If a Director attends a meeting by telephone, only 25% of the above fee is received. Also, in 2006, each non-employee Director received additional discretionary compensation of $5,000.

     The following table sets forth information concerning the compensation paid to each of the Company's Directors during 2006. Compensation paid to Lynda J. Nahra, President and Chief Executive Officer, is not included in this table because she was an employee during 2006 and, therefore, received no additional compensation for her service as a Director.

                                            DIRECTOR COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                                                        CHANGE IN PENSION
                                                                            VALUE AND
                           FEES                                            NONQUALIFIED
                         EARNED OR                       NON-EQUITY          DEFERRED
                          PAID IN     STOCK   OPTION   INCENTIVE PLAN      COMPENSATION       ALL OTHER
                           CASH      AWARDS   AWARDS    COMPENSATION         EARNINGS       COMPENSATION    TOTAL
          NAME              ($)        ($)    ($) (1)        ($)               ($)               ($)         ($)
----------------------  -----------  -------  -------  ---------------  ------------------  -------------  --------
Robert H. Bartlein (3)    $28,000       -        -            -                 -                 -        $28,000
----------------------  -----------  -------  -------  ---------------  ------------------  -------------  --------
Jean W. Blois             17,000        -        -            -                 -                 -         17,000
----------------------  -----------  -------  -------  ---------------  ------------------  -------------  --------
John D. Illgen            17,800        -        -            -                 -                 -         17,800
----------------------  -----------  -------  -------  ---------------  ------------------  -------------  --------
William R. Peeples        26,200        -        -            -                 -                 -         26,200
----------------------  -----------  -------  -------  ---------------  ------------------  -------------  --------
James R. Sims Jr.         19,600        -        -            -                 -                 -         19,600
----------------------  -----------  -------  -------  ---------------  ------------------  -------------  --------
Kirk B. Stovesand         19,200        -        -            -                 -                 -         19,200
----------------------  -----------  -------  -------  ---------------  ------------------  -------------  --------
C. Richard Whiston        29,400        -        -            -                 -                 -         29,400
-------------------------------------------------------------------------------------------------------------------

     (1) Column represents the 2006 compensation cost of option awards granted prior to 2006 (there were no 2006 grants and previous awards were expensed prior to 2006), net of the Company's estimate of forfeitures. The grant date fair value of option awards granted was determined in accordance with Statement of Financial Accounting Standards No. 123R (SFAS 123R) and is recognized as compensation cost over the requisite service period. The terms of the 1997 and 2006 Plans are described in "Employment Arrangements and Other Factors Affecting 2006 Compensation". Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model. See the Company's Annual Report on Form 10-K, at Note 8 to the Company's Financial Statements for the year ended December 31, 2006, regarding the Company's adoption of SFAS 123R, effective January 1, 2006, and its implementation of the new accounting standard and valuation of awards.
     (2) Outstanding stock options held by each non-employee Director at December 31, 2006 are as follows: Robert H. Bartlein, 13,545; Jean W. Blois, 15,099; John D. Illgen, 25,099; William R. Peeples, 0; James R. Sims, Jr.,
25,099;  Kirk  B.  Stovesand,  5,000;  C.  Richard  Whiston,  5,000.
     (3) In accordance with an Agreement with the Bank, in lieu of cash, Mr. Bartlein's fees are deferred and maintained in an account at the Bank and earn monthly interest at the Bank's then current six-month certificate of deposit rate. The balance in this account will be paid to Mr. Bartlein in 2011 upon his attainment of age 64.

     There  were  no  CWBC  Director  fees  paid  during  2006.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Some of the Directors and executive officers of the Company, as well as the companies with which such Directors and executive officers are associated, are customers of and have had banking transactions with CWB in the ordinary course of business. CWB expects to have such ordinary banking transactions with such persons in the future. In the opinion of CWB management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although CWB does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with CWB's internal lending policies and statutory lending limits.

                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2006 were Ernst & Young LLP (Ernst). The Company has engaged Ernst as independent auditors for the fiscal year ending December 31, 2007. Representatives of Ernst will be invited to attend the Meeting. The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

AUDIT  FEES

     During the years ended December 31, 2006 and 2005, the aggregate fees billed by Ernst for the audit of the Company's consolidated financial statements for such fiscal year and for the review of the Company's interim financial statements were $233,000 and $170,000, respectively. (1)

AUDIT-RELATED  FEES

     During the years ended December 31, 2006 and 2005, there were $5,000 and $5,000 fees billed by Ernst for other audit-related services. The fees for both years related to Registration Statements on Form S-8 filed with the Securities and Exchange Commission.

TAX  FEES

     During the years ended December 31, 2006 and 2005, the aggregate fees billed by Ernst for professional services related to recurring state and federal tax preparation, compliance and consulting were $19,050 and $24,400, respectively. During the years ended December 31, 2006 and 2005, the aggregate fees billed by Ernst for other state and federal tax compliance were $19,250 and $22,555, respectively.

OTHER  FEES

     During the years ended December 31, 2006 and 2005, there were no fees billed by Ernst for information technology consulting services.

     The Audit Committee of the Company reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2006 was compatible with their independence. The Audit Committee pre-approves all audit and permissible non-audit services to be provided by Ernst and the estimated fees for these services.

     (1) Includes fees related to the fiscal year audit and interim reviews, notwithstanding when the fees were billed or when the services were rendered. Expenses included were billed from January through December of the fiscal year, not withstanding when the expenses were incurred.

                           2008 SHAREHOLDER PROPOSALS

     Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company's 2008 Annual Meeting of Shareholders (2008 Meeting) must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 15, 2007. The proposals must also satisfy the conditions and procedures prescribed by the Securities and Exchange Commission
(SEC) in Rule 14a-8 for such proposals to be included in the Company's Proxy Statement for the 2008 Meeting, and must be limited to 500 words. To be included in the Proxy Statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or 1% of the Company's securities entitled to be voted on the proposal, and have held the shares for at least one year and will continue to hold the shares through the date of the 2008 Meeting. Either the proposer, or a representative qualified under California law to present the proposal on the proposer's behalf, must attend the meeting to present the proposal. Shareholders may not submit more than one proposal.

     Shareholders wanting to recommend names of individuals for possible nomination to the Board may do so according to the following procedures:

          1. Contact the Corporate Secretary to obtain the Board membership criteria.

          2. Make typewritten submission to the Corporate Secretary naming the proposed candidate and specifically noting how the candidate meets the criteria as set forth by the Board.

          3. Submission must be received not less than 120 days prior to the expected mailing date of the fiscal 2007 Proxy Statement.

          4. Submitter must prove they are a shareholder of the Company and have held those shares for at least one year at the time of submission.

          5. If the Submittee is aware of the submission, he or she must sign a statement indicating such.

          6. If the Submittee is not aware of the submission, the Submitter must explain why.

     The  written  submission  must  be  mailed  to:

          Corporate  Secretary
          Community  West  Bancshares
          445  Pine  Avenue
          Goleta,  CA  93117-3474

     The SEC has in effect a rule governing a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the Proxy Statement (i.e., outside the processes of Rule 14a-8 as described herein under the heading "2008 Shareholder Proposals"). As a result, in the event a shareholder proposal is not submitted to the Company prior to February 28, 2008, the proxies solicited by the Board for the 2008 Annual Meeting will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2008 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

     The Company's Board knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your Proxy promptly. If you are then present at the Meeting and wish to vote your shares in person, your original Proxy may be revoked by voting at the Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need the Proxy obtained from your recordholder to vote personally at the Meeting.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder), Directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC. The officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements.

                                        By Order of the Board of Directors,

                                        COMMUNITY WEST BANCSHARES

                                        William R. Peeples,
                                        Chairman of the Board

Dated:  April  6,  2007
Goleta,  California

                                   APPENDIX A
                                   ----------

                            Community West Bancshares
                       Nominating and Corporate Governance
                                Committee Charter

PURPOSE  AND  SCOPE

     The primary function of the Nominating and Corporate Governance Committee ("Committee") is to assist the Board of Directors ("Board") of Community West Bancshares ("Company") in fulfilling its responsibilities by: (i) reviewing and making recommendations to the Board regarding the Board's composition and structure, establishing criteria for Board membership and evaluating corporate policies relating to the recruitment of Board members; and (ii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance to ensure the Board's compliance with its fiduciary duties to the Company and its shareholders.

COMPOSITION  AND  MEETINGS

     The Committee shall be comprised of a minimum of three members of the Board as appointed by the Board, each of whom shall meet any independence requirements promulgated by the Securities and Exchange Commission, the NASDAQ Stock Market or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body"), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

     The Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities and duties as set forth herein. The Committee shall report its actions to the Board and keep written minutes of its meeting which shall be recorded and filed with the books and records of the Company.

RESPONSIBILITIES  AND  DUTIES

          To fulfill its responsibilities and duties, the Committee shall:

CORPORATE GOVERNANCE POLICY ESTABLISHMENT AND REVIEW

     1. Develop principles of corporate governance including, but not limited to, the establishment of a corporate code of ethics and conduct for all directors, officers and employees of the company and its affiliates, ("Code of Conduct") designed to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in the company's periodic reports; and compliance with applicable governmental rules and regulations. The Code of Conduct shall be submitted by the committee to the Board and the Boards of the company's affiliates for their approval.

     2. Review and assess the adequacy of the Code of Conduct approved by the board periodically, but at least annually. The Committee shall recommend any modifications to the Code of Conduct to the Board for approval. If so approved, the Company shall submit the revised Code of Conduct to the Boards of its affiliates for their approval.

     3. Direct members of the Company's senior management to report any violations of or non-compliance with the Code of Conduct to the committee.

     4. Be available to members of the Company's senior management team to consult with and to resolve reported violations or instances of non-compliance with the Code of Conduct.

     5. Determine an appropriate response to material violations of or non-compliance with the Code of Conduct including, at the discretion of the committee, reporting any material violations of or non-compliance with the Code of Conduct to the appropriate Regulatory Body.

     6. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually and recommend any modifications to the charter if and when appropriate to the Board for its approval.

     7. Review and assess the adequacy of the charters of any committee of the Board ("Governing Documents") periodically to ensure compliance with any principles of corporate governance developed by the committee and recommend to the Board any necessary modifications to the Governing Documents.

BOARD COMPOSITION, NOMINATIONS AND SHAREHOLDER PROPOSALS

     1. Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulations which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

     2. Review the composition and size of the Board to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company. The mandatory retirement age of Board members shall be 80 years.

     3. Determine the criteria for selection of the Chairman of the Board, Board members and Board committee members.

     4. Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for re-election.

     5. Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Conduct or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

     6. Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board.

     7. Evaluate and recommend to the Board the appointment of Board members to committees of the Board.

     8. Evaluate and approve a slate of nominees for election to the Board and review the qualification, experience and fitness for service on the Board of any potential members of the Board.

     9. Review all stockholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

CRITERIA FOR EVALUATING BOARD NOMINEE CANDIDATES

          The Board should be composed of:

     1. Directors chosen with a view to bringing to the Board a variety of experiences and backgrounds.

     2. Directors who have high level managerial experience or are accustomed to dealing with complex problems.

     3. Directors who will represent the balance, best interests of the shareholders as a whole rather than special interest groups or constituencies, while also taking into consideration the overall composition and needs of the Board.

     4. A majority of the Board's directors shall be independent directors under the criteria for independence required by the SEC and NASDAQ.

     In considering possible candidates for election as an outside director, the Nominating Committee and other directors should be guided by the foregoing general guidelines and by the following criteria:

     1. Each director should be an individual of the highest character and integrity, have experience at or demonstrated understanding of strategy/policy-setting and a reputation for working constructively with others.

     2. Each director should have sufficient time available to devote to the affairs of the Company to carry out the responsibilities of a director.

     3. Each director should be free of any conflict of interest which would interfere with the proper performance of the responsibilities of a director.

     4. The Chief Executive is expected to be a director. Other members of senior management may be considered, but Board membership is not necessary or a prerequisite to a higher management position.

CONFLICTS OF INTEREST

     1. Resolve actual and potential conflicts of interest a Board member may have and issue to any Board member having an actual or potential conflict of interest instructions on how to conduct him or herself in matters before the Board which may pertain to the conflict.

     2. To the extent deemed necessary by the committee, engage outside counsel and/or independent consultants to review any matter under its responsibility.

     3. Take such other actions regarding the Company's corporate governance that are in the best interest of the Company and its shareholders as the Committee shall deem appropriate or as shall otherwise be required by any Regulatory Body.

                            COMMUNITY WEST BANCSHARES
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 24, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Marcy Shewmon and Susan Thompson, or any of them, agents and proxy of the undersigned, each with full power of substitution, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Community West Bancshares to be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California on Thursday, May 24, 2007, at 6:00 P.M., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote, as follows:

1. ELECTION OF DIRECTORS:      FOR all nominees listed below
                           --

                               WITHHOLD AUTHORITY
                           --

      Robert H. Bartlein - Jean W. Blois - John D. Illgen - Lynda J. Nahra William R. Peeples - James R. Sims, Jr. - Kirk B. Stovesand - C. Richard Whiston

2. Other business.To transact such other business as may properly come before the Meeting and any adjournment thereof.

                       PLEASE SIGN AND DATE THE OTHER SIDE
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE EIGHT NOMINEES FOR ELECTION AND FOR PROPOSAL 2. (Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                                                   Dated:                  ,2007
                                                         ------------------


                                                   -----------------------------
                                                             (Signature)


                                                   -----------------------------
                                                    (Signature, if held jointly)




                I do    do not    expect to attend the Meeting.
                     --        --

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.